EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We hereby consent to the use in this registration statement on Form SB-2 of our report dated February 27, 2006 relating to the financial statements of U.S. Helicopter Corporation and to the reference to our firm as experts in the registration statement.


                                              /s/ MOORE STEPHENS, P.C.
                                              Certified Public Accountants.


New York, New York
May 12, 2006